SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 21, 2005

                                   __________


                             SP Holding Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                      0-21061                  58-2044990
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation or                                     identification no.)
       organization)

                           2361 Campus Drive Suite 101
                                Irvine, CA 92612
                         (Address of principal executive
                              offices and Zip Code)

       Registrant's telephone number, including area code: (949) 833-9001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 8.01.  Other Events.

      Effective November 21, 2005, SP Holding Corporation (the "Company") implemented a 1-for-300 reverse stock split of all its outstanding shares of common stock. The reverse stock split was previously approved by a majority of the Company's stockholders at a special meeting held on June 15, 2005. The reverse stock split reduced the number of outstanding shares of the Company's common stock to approximately 439,073 shares. The new symbol for the Company's common stock is SPHG.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2005

                                       SP HOLDING CORPORATION




                                       By: /s/ Mark Schaftlien
                                           ------------------------------
                                           Name: Mark Schaftlien
                                           Title: Chief Financial Officer